                                                                   EXHIBIT 10.26

                               PROMISSORY NOTE AND
                           WARRANT PURCHASE AGREEMENT



             THIS PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT (the "Agreement") is made as of December 10, 1999, among Discovery Partners International, Inc., a California corporation (the "Company"), and each of the investors listed on Exhibit A attached hereto (each individually, an "Investor" and collectively, the "Investors").

                                    RECITALS

             WHEREAS, each Investor desires to purchase from the Company, and the Company desires to sell and issue to each Investor, a Promissory Note in substantially the same form as Exhibit B attached hereto (each, a "Note" and collectively, the "Notes") in the principal amount set forth opposite each Investor's name on Exhibit A attached hereto under the headings "Principal Amount of Notes"; and

             WHEREAS, each Investor desires to purchase from the Company, and the Company desires to sell and issue to each Investor, Warrants in substantially the same form as Exhibit C attached hereto and on the terms and conditions set forth herein (each, a "Warrant" and collectively, the "Warrants"), such Warrants to purchase that number of shares of the Company's capital stock ("Exercise Stock") as determined pursuant to the terms and conditions of this Agreement and the Warrants.

             NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

        1. Purchase and Sale of Notes and Warrants.

             1.1 Purchase and Sale of Notes and Warrants. Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase at the Closing and the Company agrees to sell and issue to each Investor, severally and not jointly, at the Closing (a) a Note in substantially the same form as attached hereto as Exhibit B, in the principal amount set forth opposite that Investor's name on Exhibit A attached hereto under the heading "Principal Amount of Notes" at a price equal to 100% of the principal amount thereof, up to an aggregate amount of $4,000,000.00 and (b) Warrants to purchase such variable number of shares of Exercise Stock as set forth by the terms of this Agreement and of each Warrant in substantially the same form as attached hereto as Exhibit C.

             1.2 Closing.

                    (a) The purchase and sale of the Notes and the Warrants shall occur at the offices of Brobeck, Phleger & Harrison LLP, 550 West C Street, Suite 1300, San Diego, California, at 10:00 a.m. on December 10, 1999, or at such other time and place as the Company and Investors acquiring more than half the aggregate principal amount of the Notes sold pursuant hereto shall mutually agree in writing (the "Closing").

                    (b) At the Closing, the Company shall deliver to each Investor the Note and Warrant that such Investor is purchasing against payment by check or wire transfer of the Principal Amount of Notes set forth across from each Investor's name on attached Exhibit A.

             1.3 Allocation of Purchase Price to Warrants. The Company hereby allocates to the Warrants a purchase price of $0.01 for each share of Exercise Stock that each Warrant is exercisable into and such purchase price shall be retained from the interest that accrued on such Investor's Note by the Company at the time such Investor's Note is paid in full.

        2. Representations and Warranties of the Company. The Company hereby represents and warrants to and for the benefit of each Investor, with knowledge that each Investor is relying thereon in entering into this Agreement and purchasing the Notes and the Warrants from the Company, that the following are true and correct:

             2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the operation of its business or properties.

             2.2 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Notes and the Warrants has been taken or will be taken prior to the Closing, and this Agreement, the Notes and the Warrants constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

             2.3 Disclosure. The Company has fully provided each Investor with all the information which such Investor has requested for deciding whether to purchase the Notes and the Warrants and all information which the Company believes is reasonably necessary to enable such Investor to make such decision. Neither this Agreement nor any other written statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements in this Agreement or therein not misleading.

        3. Representations and Warranties of the Investors. Each Investor hereby separately and not jointly represents and warrants to and for the benefit of the Company, with knowledge that the Company is relying thereon in entering into this Agreement and issuing the Notes and Warrants to such Investor, as follows:

             3.1 Purchase Entirely for Own Account. By each Investor's execution of this Agreement, such Investor hereby confirms that the Notes and Warrants to be received by such Investor, and the capital stock issuable upon exercise of the Warrants (collectively, and also including any further underlying securities, the "Securities") shall be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. Each Investor represents that it has full power and authority to enter into this Agreement.

             3.2 Investment Experience. Each Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

             3.3 Accredited Investor. Each Investor is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as now in effect.

             3.4 Restricted Securities. Each Investor understands that the Securities it is and shall be purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, each Investor represents that it is familiar with Rule 144 promulgated under the Act, as now in effect, and understands the resale limitations imposed thereby and by the Act.

             3.5 Legends. Each Investor understands that the certificates evidencing the Securities may bear one or all of the following legends:

                    (a) The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or the securities laws of any state of the United States. The securities evidenced by this certificate may not be offered, sold or transferred for value directly or indirectly, in the absence of such registration under the Act and qualification under applicable state laws, or pursuant to an exemption from registration under the Act and qualification under applicable state laws, the availability of which is to be established to the reasonable satisfaction of the Company.

                    (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

                    (c) A legend giving notice of Section 6.

             4. Restrictions on Disposition. Without in any way limiting the representations set forth in Section 3 above, each Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 4, and in addition thereto, one of the following conditions is satisfied:

             4.1 Securities Registered. There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement.

             4.2 Registration Not Required. Such Investor shall have (i) notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Act.

             4.3 Other Permitted Transfers. The disposition is by an Investor which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his spouse or to the siblings, lineal descendants including adopted children or ancestors of such partner or his spouse, if, prior to such transfer, the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were an original Investor hereunder. Notwithstanding any of the foregoing, transferability of the Notes are further restricted by their terms.

        5. California Commissioner of Corporations.

             5.1 Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

             6. Market Stand-Off Agreement. During the period of duration (not to exceed 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, each Investor shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to transferees or donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration;

provided, however, that this Section 6 shall be applicable only to the first such registration statement of the Company pursuant to which Common Stock (or other securities) of the Company are to be sold on its behalf to the public in an underwritten offering, and (b) all officers and directors of the Company enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

        7. General Provisions.

             7.1 Construction. This Agreement shall be governed, construed and enforced in accordance with the internal laws of the State of California, without giving effect to its conflicts of laws principles.

             7.2 Entire Agreement. This Agreement, together with the agreements and documents referred to herein, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous negotiations, agreements and understandings.

             7.3 Notices. All payments, notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given at the earlier of (i) the time of actual delivery or (ii) on the third business day following the date deposited with the United States Postal Service, postage prepaid, certified with return receipt requested, to the parties at the following addresses or at such other address as shall be given in writing by a party to the other parties:

                      Investors:            At the address set forth below their
                                            names on Exhibit A attached hereto.

                      The Company:
                                            9640 Towne Centre Drive
                                            San Diego, CA  92121
                                            Attn:  President

             7.4 Successors and Assigns. This Agreement, and the rights and obligations of each of the parties hereunder, may not be assigned by any Investor without the prior written consent of the Company. Subject to the foregoing sentence, this Agreement shall inure to the benefit of, and shall be binding upon, the parties and their successors and assigns.

             7.5 Severability. If any term, covenant or condition of this Agreement is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby and each term, covenant and condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

             7.6 Modification. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least fifty-one percent (51%) of the aggregate principal amount of the Notes then outstanding. Any amendment or waiver effected in accordance with this
Section 7.6 shall be binding upon all parties to this Agreement, including, without limitation, any Investors who may not have executed such amendment or waiver, and each future holder of any Exercise Stock that the holder of any Warrant is entitled to receive upon the exercise of such Warrant.

             7.7 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to an award of its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

             7.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.






                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first written above.

COMPANY:                      DISCOVERY PARTNERS INTERNATIONAL, INC., a
                              California corporation


                      By:            /s/ Jack Fitzpatrick
                         ------------------------------------------------------
                              Jack Fitzpatrick, Chief Financial Officer


               Address:       9640 Towne Centre Drive
                              San Diego, CA 92121


INVESTORS:                    ENTERPRISE PARTNERS III, L.P.

                              By: Enterprise Management Partners III, L.P., Its General Partner


                                     By:           /s/ Andrew Senyei
                                        ---------------------------------------
                                            General Partner

               Address:       7979 Ivanhoe Avenue, Suite 550
                              La Jolla, CA 92037


                              ENTERPRISE PARTNERS III ASSOCIATES, L.P.

                              By: Enterprise Management Partners III, L.P., Its General Partner


                                     By:           /s/ Andrew Senyei
                                        ---------------------------------------
                                            General Partner

               Address:       7979 Ivanhoe Avenue, Suite 550
                              La Jolla, CA  92037





                          [SIGNATURE PAGE TO PROMISSORY
                      NOTE AND WARRANT PURCHASE AGREEMENT]

                              MAYFIELD VIII

                              By:    Mayfield VIII Management, L.L.C., Its
                                     General Partner


                                     By:           /s/ A. Grant Heidrich III
                                        ---------------------------------------

               Address:       2800 Sand Hill Road
                              Menlo Park, CA 94025


                              MAYFIELD ASSOCIATES FUND II


                              By:           /s/ A. Grant Heidrich III
                                 ----------------------------------------------
                                     General Partner

               Address:       2800 Sand Hill Road
                              Menlo Park, CA 94025








                          [SIGNATURE PAGE TO PROMISSORY
                      NOTE AND WARRANT PURCHASE AGREEMENT]

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS




                                                        PRINCIPAL AMOUNT
INVESTOR NAME AND ADDRESS                                   OF NOTES
-------------------------                               ----------------
Enterprise Partners III, L.P.                               $1,852,793
7979 Ivanhoe Avenue, Suite 550
La Jolla, CA 92037
Attn:  Andrew Senyei

Enterprise Partners III Associates, L.P.                      $147,207
7979 Ivanhoe Avenue, Suite 550
La Jolla, CA 92037
Attn:  Andrew Senyei

Mayfield VIII                                               $1,900,000

2800 Sand Hill Road
Menlo Park, CA 94025
Attn:  A. Grant Heidrich, III

Mayfield Associates Fund II                                   $100,000
2800 Sand Hill Road                                         ----------
Menlo Park, CA 94025
Attn:  A. Grant Heidrich, III

        Total:                                              $4,000,000
                                                            ==========

                                    Exhibit B
$                                                          San Diego, California
 -----------
Note No. 99-


                     DISCOVERY PARTNERS INTERNATIONAL, INC.

                                 PROMISSORY NOTE


             Discovery Partners International, Inc., a California corporation (the "Company"), for value received, hereby promises to pay to (the "Holder"), the principal amount of ($ ) (the "Issue Price"), together with interest on the unpaid amount thereof in accordance with the terms hereof, from the date hereof until paid in accordance with the terms hereof.

        1. Promissory Note ("Note").

             1.1 Interest Rate. The rate of interest hereunder ("Interest Rate") shall equal eight percent (8%) per annum, and shall be computed on the basis of a 365 day year for the actual number of days elapsed.

             1.2 Payment. The Issue Price plus all accrued but previously unpaid interest thereon shall become due and payable on the earlier of (a) the closing of a subsequent equity financing in which shares of the Company's Preferred Stock are issued or (b) February 10, 2000. Payment and any prepayment under
Section 1.3 below shall be made at the offices or residence of the Holder, or at such other place as the Holder shall have designated to the Company in writing, in lawful money of the United States of America.

             1.3 Prepayment. This Note may be prepaid, in whole or in part, at any time without premium or penalty.

             1.4 Note and Warrant Purchase Agreement. This Note is one of a series of Promissory Notes (collectively, the "Notes") issued by the Company in connection with that certain Promissory Note and Warrant Purchase Agreement dated as of the date hereof (the "Agreement") among the Company, Holder and the holders of the other Notes, and is subject to, and Holder and the Company shall be bound by, all the terms, conditions and provisions of the Agreement.

        2. Miscellaneous.

             2.1 Transfer of Note. This Note shall not be transferable or assignable in any manner and no interest shall be pledged or otherwise encumbered by the Holder without the express written consent of the Company, and any such attempted disposition of this Note or any portion hereof shall be of no force or effect.

             2.2 Titles and Subtitles. The titles and subtitles used in this Note are for convenience only and are not to be considered in construing or interpreting this Note.

             2.3 Notices. Any notice required or permitted under this Note shall be given in writing and in accordance with Section 6.3 of the Agreement (for purposes of which the term "Investor" shall mean the Holder hereunder), except as otherwise expressly provided in this Note.

             2.4 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Note, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

             2.5 Amendments and Waivers. Other than the right to the payment of the Issue Price and all accrued but unpaid interest thereon, which may only be amended or waived with the written consent of the Holder, any other term of this Note may be amended and the observance of any other term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least fifty-one percent (51%) of the aggregate principal amount of the Notes then outstanding and in accordance with the Agreement. Any amendment or waiver effected in accordance with this Section 2.5 shall be binding upon the Holder of this Note, each future holder of this Note, and the Company.

             2.6 Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

             2.7 Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to its conflicts of laws principles.

Date:  December 10, 1999     DISCOVERY PARTNERS INTERNATIONAL, INC., a
                             California Corporation


                             By:
                                -----------------------------------------
                                Jack Fitzpatrick, Chief Financial Officer


                       [SIGNATURE PAGE TO PROMISSORY NOTE]

                                    Exhibit C

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH ACT. SEE ALSO SECTIONS 3, 6 AND 8.1 HEREOF.



No. 99-                                                               Void after



                           WARRANT TO PURCHASE SHARES
                                OF CAPITAL STOCK

                                       of

                     DISCOVERY PARTNERS INTERNATIONAL, INC.


             THIS CERTIFIES THAT, for value received __________________________ together with its successors and assigns (the "Holder") is entitled to subscribe for and purchase, on the terms hereof, a calculated number of shares of capital stock of Discovery Partners International, Inc., a California corporation (the "Company"), subject to adjustment as provided herein.

             This Warrant is subject to the following terms and conditions:

             1. Promissory Note and Warrant Purchase Agreement. This Warrant is one of a series of Warrants issued pursuant to that certain Promissory Note and Warrant Purchase Agreement dated December 10, 1999 (the "Purchase Agreement") by and among the Company, the Holder and the other holders of Warrants and promissory notes issued in connection with the Purchase Agreement. Pursuant to the Purchase Agreement, the Company also issued the Holder that certain Promissory Note dated December 10, 1999 (the "Note").

             2. Exercise of Warrant. The terms and conditions upon which this Warrant may be exercised, and the capital stock covered hereby (the "Warrant Stock") may be purchased, are as follows:

             2.1 Term. Subject to the terms hereof, this Warrant may be exercised, in whole or in part, at any time; provided, however, that in no event may this Warrant be exercised later than 5:00 p.m. (Pacific Time) on the earliest of (A) the close of business on December 10,

2005, (B) (i) the closing of the acquisition of the Company by another entity by means of a transaction or series of related transactions or (ii) the closing of the sale of all or substantially all of the assets of the Company, unless the Company's shareholders of record prior to such acquisition or sale shall hold at least fifty percent (50%) of the voting power of the acquiring or surviving entity immediately after such acquisition or sale, or (C) the initial underwritten public offering of the Company's common stock (the "Common Stock") (the "Exercise Period"). At least ten (10) days prior to the occurrence of an event specified in (B) or (C) of this Section 2.1, the Company shall send to the Holder notice of such event and that the Holder's rights under this Warrant shall terminate upon the occurrence of such event; provided, that if the Company sends such notice less than ten (10) days prior to the occurrence of such event, the Holder's right to exercise this Warrant shall be extended for a period of ten (10) days after the date of the notice, after which time the Holder's rights under this Warrant shall terminate.

             2.2 Number of Shares. This Warrant may be exercised for the number of shares of the next series of preferred stock of the Company to be created and issued (the "Preferred Stock") equal to the following:

                      (A/B)  x  .05  x  C
                           --------------
                                 D

               Where: A  =    the total number of elapsed days from December 10,
                              1999 to the date (the "Note Termination Date") the
                              Note is paid or prepaid in full pursuant to the terms thereof (such number in no case to exceed
                              110) [For purposes of this Section 2.2, if the Note Termination Date has not occurred by the time this Warrant is exercised, the date of exercise shall be deemed the Note Termination Date]

                      B  =    365/12

                      C  =    the original principal amount of the Note

                      *D =    $5.00

             * The parties hereto acknowledge that this in no way is an attempt to identify the fair market value of shares of the Preferred Stock, but is rather an arbitrary assignment of value for the purposes of this Warrant only.

However, it is understood that the Company has no obligation ever to create and issue a next series of preferred stock; and if the Company does not do so, then this Warrant shall never be exercisable.

             2.3 Purchase Price. The per share purchase price for the shares of the Preferred Stock to be issued upon exercise of this Warrant shall be, subject to adjustment as provided herein, $5.00. The parties hereto acknowledge that this in no way is an attempt to identify the fair market value of shares of the Preferred Stock, but is rather an arbitrary assignment of value for the purposes of this Warrant only.

             2.4 Method of Exercise. The exercise of the purchase rights evidenced by this Warrant shall be effected by (a) the surrender of the Warrant, together with a duly executed copy of the form of a subscription attached hereto, to the Company at its principal offices and (b) the delivery of the purchase price by check or bank draft payable to the Company's order or by wire transfer to the Company's account for the number of shares for which the purchase rights hereunder are being exercised or any other form of consideration approved by the Company's Board of Directors. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided herein or at such later date as may be specified in the executed form of subscription, and at such time the person or persons in whose name or names any certificate or certificates for shares of the Preferred Stock shall be issuable upon such exercise as provided herein shall be deemed to have become the holder or holders of record thereof.

             2.5 Net Issuance.

                    2.5.1 Right to Convert. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into the Preferred Stock as provided in this Section 2.5 at any time or from time to time during the Exercise Period after the initial creation and issuance of the Preferred Stock.

                          Upon exercise of the Conversion Right with respect to
a particular number of shares subject to the Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Preferred Stock computed using the following formula:

                             S = T (U - V)
                                 ---------
                                      U

               Where  S  =    the number of shares of the Preferred Stock to be
                              delivered to the Holder

                      T  =    the number of Converted Warrant Shares

                      U  =    the per share fair market value of the Preferred
                              Stock (after adjusting back out for any of the adjustments set forth in Section 4 hereof) on the Conversion Date (as defined below)

                      *V  =   $5.00.

             * The parties hereto acknowledge that this in no way is an attempt to identify the fair market value of shares of the Preferred Stock, but is rather an arbitrary assignment of value for the purposes of this Warrant only.

The Conversion Right may only be exercised with respect to a whole number of shares subject to the Warrant. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as defined below). Shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of the Warrant.

                    2.5.2 Method of Exercise. The Conversion Right may be exercised by the Holder by the surrender of the Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the total number of shares under the Warrant that the Holder is exercising through the Conversion Right. Such conversion shall be effective upon receipt by the Company of the Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to the Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder promptly following the Conversion Date.

                    2.5.3 Determination of Fair Market Value. For purposes of this Section 2.5, fair market value of a share of the Preferred Stock on the Conversion Date shall mean the fair market value as determined by the Board of Directors of the Company.

             3. Limit on Rights of the Holder upon Exercise. The Holder acknowledges and agrees that upon the exercise of this Warrant in full or in part, the following provisions shall apply to the rights of the Holder as a holder of the Preferred Stock and of any Common Stock into which it is convertible or converted.

             3.1 Market Stand-Off Agreement. During the period of duration (not to exceed 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, as amended (the "Act"), the Holder shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to transferees or donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that this Section 3.1 shall be applicable only to the first such registration statement of the Company pursuant to which Common Stock (or other securities) of the Company are to be sold on its behalf to the public in an underwritten offering, and (b) all officers and directors of the Company enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

             4. Adjustments to Exercise Price. The number of shares of the Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this

Warrant and the exercise price hereunder shall be subject to adjustment from time to time upon the happening of certain events, as follows:

             4.1 Dividends, Distributions, Stock Splits or Combinations. If the Company shall at any time or from time to time after the date hereof make or issue, or fix a record date for the determination of shareholders entitled to receive, a dividend or other distribution payable in additional shares of the Preferred Stock, then and in each such event the exercise price hereunder then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the exercise price hereunder then in effect by a fraction: (a) the numerator of which shall be the total number of shares of the Preferred Stock (assuming the conversion of all outstanding securities of the Company that are convertible into the Preferred Stock and the exercise of all options and warrants to purchase the Preferred Stock or securities that are convertible into the Preferred Stock) issued and outstanding immediately prior to the time of issuance or the close of business on such record date; and (b) the denominator of which shall be the total number of shares of the Preferred Stock (assuming the conversion of all outstanding securities of the Company that are convertible into the Preferred Stock and the exercise of all options and warrants to purchase the Preferred Stock or securities that are convertible into the Preferred Stock) issued and outstanding immediately after the time of issuance or the close of business on such record date. If the Company shall at any time subdivide the outstanding shares of the Preferred Stock, or if the Company shall at any time combine the outstanding shares of the Preferred Stock then the exercise price hereunder immediately shall be decreased proportionally (in the case of a subdivision) or increased proportionally (in the case of a combination). Any such adjustment shall become effective at the close of business on the date the subdivision or combination becomes effective.

             4.2 Reclassification or Reorganization. If the Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for in Section 4.1 above, or a reorganization, merger, consolidation or sale of assets provided for in Section 4.3 below), then and in each such event the Holder shall be entitled to receive upon the exercise of this Warrant the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, to which a holder of the number of shares of the Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization, reclassification or other change, all subject to further adjustment as provided herein.

             4.3 Merger, Consolidation or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Preferred Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 4) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets and properties to any other person or entity, then as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon the exercise of this Warrant, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such reorganization, merger, consolidation or sale, to which a holder of the number of shares of the Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization, merger, consolidation or sale.

             4.4 Notice of Adjustments and Record Dates. The Company shall promptly notify the Holder in writing of each adjustment or readjustment of the exercise price hereunder and the number of shares of the Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant. Such notice shall state the adjustment or readjustment and show in reasonable detail the facts on which that adjustment or readjustment is based. In the event of any taking by the Company of a record of the holders of the Preferred Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall notify the Holder in writing of such record date at least ten (10) days prior to the date specified therein.

             4.5 No Impairment. The Company shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant. Without limiting the generality of the foregoing, the Company (a) shall at all times reserve and keep available a number of its authorized shares of the Preferred Stock, free from all preemptive rights therein, which shall be sufficient to permit the exercise of this Warrant and (b) shall take all such action as may be necessary or appropriate in order that all shares of the Preferred Stock as may be issued pursuant to the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

             5. Replacement of Warrants. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense shall execute and deliver to the Holder, in lieu thereof, a new Warrant of like tenor.

             6. Investment Intent. Unless a current registration statement under the Act shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, the Holder shall deliver to the Company a written statement that the securities acquired by the Holder upon exercise hereof are for the own account of the Holder for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering or distributing such securities (or any portion thereof).

             7. No Rights or Liability as a Shareholder. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase the Preferred

Stock, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder as a shareholder of the Company.

        8. Miscellaneous.

             8.1 Transfer of Warrant. This Warrant shall not be transferable or assignable in any manner and no interest shall be pledged or otherwise encumbered by Holder without the express written consent of the Company, and any such attempted disposition of this Warrant or any portion hereof shall be of no force or effect.

             8.2 Titles and Subtitles. The titles and subtitles used in this Warrant are for convenience only and are not to be considered in construing or interpreting this Warrant.

             8.3 Notices. Any notice required or permitted under this Warrant shall be given in writing and in accordance with Section 6.3 of the Purchase Agreement (for purposes of which, the term "Investor" shall mean Holder hereunder), except as otherwise expressly provided in this Warrant.

             8.4 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

             8.5 Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of Warrants representing together the right to purchase at least fifty-one percent (51%) of all of the Preferred Stock of the Company subject to purchase pursuant to all of the Warrants and in accordance with the Purchase Agreement. Any amendment or waiver effected in accordance with this Section 8.5 shall be binding upon the Holder of this Warrant (and of any securities for which this Warrant is exercisable or into which this Warrant is convertible), each future holder of all such securities, and the Company.

             8.6 Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

             8.7 Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to its conflicts of laws principles.

Date:  December 10, 1999      DISCOVERY PARTNERS INTERNATIONAL, INC., a
                              California Corporation


                              By:
                                 -----------------------------------------
                                 Jack Fitzpatrick, Chief Financial Officer

                                   SCHEDULE 1

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)



To: DISCOVERY PARTNERS INTERNATIONAL, INC.


             The undersigned, the holder of the Warrant attached hereto, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder,________ * shares of the Preferred Stock of Discovery Partners International, Inc., and herewith makes payment of $_____ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to_____________ , whose address is _________________ .




                                      -----------------------------------------
                                      (Signature must conform in all respects to name of the Holder as specified on the face of the Warrant)



                                      -----------------------------------------
                                                    (Print Name)

                                      -----------------------------------------
                                                                 (Address)

Dated:
      ----------------

---------------



* Insert here the number of shares as to which the Warrant is being exercised.